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                                                                   Exhibit 99.1

UPDATED PENSION BENEFITS TABLE

The following table supersedes the "Pension Benefits Table" in the Company's 2005 Proxy Statement:

                                                      YEARS OF                                   ESTIMATED
                                                      CREDITED                YEAR                ANNUAL
                                                    SERVICE AS OF          INDIVIDUAL           BENEFIT AT
                                                   JANUARY 1, 2003       REACHES AGE 65           AGE 65
                                                   ---------------       --------------         ----------
C. Baker Cunningham                                       34.5                2006               $ 239,000
Richard K. Reece                                          11.4                2021               $ 133,500
Robert W. Matz                                             2.6                2011               $  24,300
D. Larrie Rose                                            32.5                2012               $  68,600
Kevin L. Bloomfield                                       23.5                2016               $  90,700